UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015 (January 21, 2015)

CHATHAM LODGING TRUST

(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 211 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)

(561) 802-4477

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 21, 2015, Chatham Lodging Trust (the “Company”) and Chatham Lodging, L.P. entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), relating to the issuance and sale of 3,500,000 of the Company’s common shares of beneficial interest, par value $0.01 per share. The Company granted an option to the Underwriter, exercisable for 30 days after the date of the Underwriting Agreement, to purchase an additional 525,000 common shares of beneficial interest, and the Underwriter exercised its option to purchase additional common shares in full, so the total number of common shares to be issued in the offering is 4,025,000. The public offering price of the common shares in the offering was $30.00 per share. The closing of the offering occurred on January 27, 2015.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriter may be required to make in respect of these liabilities.

The Shares were issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-193389), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 30, 2014.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit. In connection with the filing of the Underwriting Agreement, the Company is filing the opinions of its special Maryland counsel, Venable LLP, and tax counsel, Hunton & Williams LLP, as Exhibits 5.1 and 8.1 hereto, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated January 21, 2015, by and among Chatham Lodging Trust, Chatham Lodging, L.P. and Barclays Capital Inc.

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Hunton & Williams LLP

23.1	Venable LLP Consent (included in Exhibit 5.1)

23.2	Hunton & Williams LLP Consent (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST (Registrant)

Date: January 27, 2015	By:	/s/ Dennis M. Craven
Dennis M. Craven
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated January 21, 2015, by and among Chatham Lodging Trust, Chatham Lodging, L.P. and Barclays Capital Inc.

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Hunton & Williams LLP

23.1	Venable LLP Consent (included in Exhibit 5.1)

23.2	Hunton & Williams LLP Consent (included in Exhibit 8.1)